UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549
                     ______________________________

                                  FORM 8-K
                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       May 1, 2007

                                 0-15898
                       (Commission File Number)
                    ______________________________
                     CASUAL MALE RETAIL GROUP, INC.
          (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
Identification Number)

           555 Turnpike Street, Canton, Massachusetts 02021
          (Address of registrant's principal executive office)

                            (781) 828-9300
                   (Registrant's telephone number)
                   ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]       Written communications pursuant to Rule 425 under the
	    Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the
	    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))













ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Election of New Director

The Board of Directors of Casual Male Retail Group, Inc (the "Company") elected Mitchell S. Presser as a director of the Company on May 1, 2007.
Mr. Presser is the Managing Director of Fox Paine Management III, LLC, a private equity firm. Mr. Presser will serve as a director until the Company's next annual meeting of stockholders which is expected to be held on July 31, 2007. As part of Mr. Presser's initial election as a director, Mr. Presser received an option to purchase 15,000 shares of the Company's common stock at an exercise price of $11.35 per share, the closing price of the Company's common stock on May 1, 2007. The option vests ratably over two years, with the first one-third vesting on the date of grant.






































                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CASUAL MALE RETAIL GROUP, INC.
                                            By: /s/ DENNIS R. HERNREICH
						        ---------------------------
                                            Name:  Dennis R. Hernreich
                                            Title: Executive Vice President
                                                   and Chief Financial Officer





Date:  May 4, 2007